                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                       TOP FIVE INDUSTRIES       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      23

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      30
 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.3%
Mar 00                                                                            4.8%
Jun 00                                                                            5.7%
Sep 00                                                                            1.3%
Dec 00                                                                            1.9%
Mar 01                                                                            1.3%
Jun 01                                                                            0.3%
Sep 01                                                                           -1.3%
Dec 01                                                                            0.2%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -5.53%     -5.85%     -5.84%
-------------------------------------------------------------------------
Six-month total return(2)               -11.00%    -10.56%     -6.78%
-------------------------------------------------------------------------
One-year total return(2)                -20.96%    -20.93%    -17.71%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.58%      4.85%      5.08%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 8.36%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                11.53%      8.40%(3)   8.41%
-------------------------------------------------------------------------
Commencement date                      07/22/69   01/10/92   08/27/93
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within the one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2001)


1.   MICROSOFT                   3.2%
     Develops and supports a range of
     software products.

2.   PFIZER                      3.2%
     Manufactures pharmaceuticals,
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine, and Visine.

3.   CITIGROUP                   2.9%
     Provides financial services to
     consumer and corporate customers
     around the world.

4.   TYCO INTERNATIONAL          2.9%
     Manufactures electrical components,
     communication systems, medical
     supplies, and fire-detection systems.

5.   WASTE MANAGEMENT            2.8%
     Provides a range of waste management
     services to companies and residents.

6.   GENERAL ELECTRIC            2.7%
     Produces appliances, lighting
     products, aircraft engines, and
     plastics.

7.   MERCK                       2.5%
     Develops human and animal health-care
     products.

8.   WAL-MART STORES             2.5%
     Operates discount department stores
     and warehouse membership clubs.

9.   AMERICAN INTERNATIONAL
     GROUP (AIG)                 2.3%
     Provides insurance and other
     financial services worldwide.

10.  FANNIE MAE (FORMERLY
     FEDERAL NATIONAL MORTGAGE
     ASSOCIATION)                2.3%
     Works with lenders to provide
     federally mandated mortgages to low-
     and middle-income families in the
     United States.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     DECEMBER 31, 2001                    JUNE 30, 2001
                                                                     -----------------                    -------------
Pharmaceuticals                                                            10.6%                               7.4%
Diversified Financial Services                                              8.5%                               7.1%
Industrial Conglomerates                                                    5.6%                               3.6%
Telecommunications Equipment                                                4.9%                               0.2%
General Merchandise Stores                                                  4.5%                               0.0%

* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN PACE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S CORE GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE MARY JAYNE MALY, A VICE PRESIDENT; THOMAS COPPER, A VICE PRESIDENT; AND GUY RUTHERFURD, A MANAGING DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW DID THE FUND PERFORM
    DURING THE PAST SIX MONTHS?

A   The fund returned -5.53 percent
during the six-month reporting period that ended December 31, 2001. This result was slightly better than that of our benchmark, the Standard & Poor's 500 Index, which returned -6.23 percent during the same time. This slight outperformance stemmed in part from the fund's significant weighting in defensively oriented securities. This defensive focus helped protect the fund during the sharp market sell-off in the year's third quarter, though it dragged performance down somewhat when stocks rebounded in the fourth quarter.

    Performance information for the fund represents Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance for other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figure shown. For more up-to-date market activity, please visit vankampen.com or speak with your financial advisor.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT WERE SOME OF THE MOST
    SIGNIFICANT MARKET FACTORS AFFECTING THIS PERFORMANCE?

A   It was an especially volatile and
unpredictable period for the stock
market. Despite five interest-rate cuts by the Federal Reserve Board--bringing the federal funds rate to its lowest level in 40 years--the economy officially slowed to recession during the year's third quarter. The economic weakness worsened in the aftermath of the September 11 terrorist attacks and sent stock prices plunging for several weeks. Yet, unexpectedly, stocks soon rebounded, increasing a surprising 19 percent between September 21--when the S&P 500 hit its low for the year--and the end of December. In response to this fourth-quarter surge, as well as to economic data suggesting a possible recovery in 2002, we gradually added to the fund's position in more economically sensitive stocks, hoping to potentially benefit in the event of better times ahead.

Q   WITH GUY RUTHERFURD JOINING
    THE PACE FUND TEAM IN LATE JULY, DID YOUR MANAGEMENT STRATEGY CHANGE AT ALL?

A   Yes, we did make some basic
changes to our stock-selection approach. Our investment strategy is to invest in large-cap companies that are established leaders in their fields. We want to choose attractive growth stocks, yet we pay close attention to valuations to avoid paying more for a company than we believe it is worth.

    In picking stocks for the fund, we now use a combination of top-down and bottom-up analyses--as opposed to the primarily bottom-up process used previously. We start by analyzing the overall market environment, looking for industries that, in our opinion, offer the greatest potential for success. Once we have decided on the areas in which we want to invest, we then examine individual companies in those areas, choosing those with dominant market positions.

    One consequence of this management strategy is that we have approached the portfolio in a slightly more focused way, reducing the number of stocks held in the fund and adopting slightly larger weightings in those stocks we find attractive. Accordingly, the number of holdings in the fund fell from 120 at the beginning of the reporting period to 80 at period's end.

Q   WHAT STOCKS HELPED FUND RETURNS
    DURING THE PAST SIX MONTHS?

A   The fund realized strong results
from its investment in Nokia, the world's leading mobile-phone maker. In a tough year for the industry, Nokia solidified its competitive position by increasing its market share. There were at least two major reasons for the company's success during the period. First, the company continued to benefit from its extensive investments in research and development. As Nokia gets larger, these investments become more cost-effective. As a result, the company may be able to envision and create products that their competitors cannot. Second, Nokia enjoyed success because of its philosophy that telephone handsets are, first and foremost, a consumer product. This philosophy has led the company to develop phones that are small, light and easy to use. In our opinion, Nokia's competitors--such as Motorola and Ericsson--are often more concerned with technological innovation, sometimes at the expense of consumer demand.

    A pair of discount retailers, Target and Wal-Mart Stores, also helped the fund's performance. Both stocks benefited from broad market trends in which consumer spending held up reasonably well, despite the sharp economic downturn. We have been somewhat cautious investors in the retail sector because we believe it is premature to assume consumer spending will continue to strengthen amid the uncertain economy. When we did invest in retailers, therefore, it was in market-leading companies with strong fundamentals and attractive valuations. Both Target and Wal-Mart fit those criteria. We believed such businesses would profit in an increasingly value-oriented shopping environment.

    Keep in mind that not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   CAN YOU GIVE SOME EXAMPLES OF
    STOCKS THAT DISAPPOINTED?

A   The fund's weakest performer
during the reporting period was Qwest Communications, a company that provides voice and data communications services. As with the rest of the telecommunications sector, the company's stock suffered a painful downturn during the six-month reporting period. The entire industry struggled as it sought to recover from the late-1990s overexpansion of communications infrastructure. We reduced the fund's exposure to Qwest because we saw limited prospects for a near-term rebound in this and other communications-services stocks.

    Comverse Technology was also hurt by the telecommunications downturn. Comverse develops systems and software that enable phone companies to provide call answering, voicemail and other services. Unfortunately for the fund, disappointing sales in recent quarters helped suppress Comverse's stock price. Yet despite this weak performance, we believe that demand for the company's products will strengthen over the long term. Our hopes for Comverse are high, and we continue to own the stock and anticipate better results in the future.

    Another disappointment for the fund was AOL Time Warner. This stock fell steadily throughout the third quarter, rebounding somewhat in the fourth quarter along with the rest of the stock market. AOL Time Warner's poor performance stemmed from the company's inability to meet its stated targets for earnings growth. Despite its recent declines, we still maintain a slight overweight in the stock relative to our benchmark, in the hope that the company will realize long-term benefits from its strong competitive position.

Q   WHAT DO YOU SEE AHEAD FOR
    THE STOCK MARKET, AND HOW DO YOU PLAN TO MANAGE THE FUND IN SUCH AN ENVIRONMENT?

A   After strong fourth-quarter
performance, the stock market appears to be anticipating that the economy will recover in early 2002. While we are optimistic about the market's long-term growth prospects, we believe that promising economic news is already being reflected in current stock prices. Given this environment, we plan to continue managing the fund cautiously--reducing our positions in those stocks we believe have become too richly valued, while buying more of those we believe are undervalued. Of course, if corporate profits recover sooner than expected, we will adopt a more assertive management stance as needed. No matter what the market conditions, however, we will attempt to continue purchasing stocks of leading, fast-growing companies at the best possible prices.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and share holder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an

investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  90.2%
AEROSPACE & DEFENSE  1.3%
Boeing Co. ................................................    440,000   $   17,063,200
United Technologies Corp. .................................    188,600       12,189,218
                                                                         --------------
                                                                             29,252,418
                                                                         --------------
ALUMINUM  1.5%
Alcan, Inc. (Canada).......................................    300,000       10,779,000
Alcoa, Inc. ...............................................    670,000       23,818,500
                                                                         --------------
                                                                             34,597,500
                                                                         --------------
APPLICATION SOFTWARE  0.9%
SAP AG--ADR (Germany)......................................    675,000       21,552,750
                                                                         --------------
BANKS  3.6%
Bank of New York Co., Inc. ................................  1,027,000       41,901,600
Washington Mutual, Inc. ...................................  1,305,500       42,689,850
                                                                         --------------
                                                                             84,591,450
                                                                         --------------
BIOTECHNOLOGY  1.7%
Amgen, Inc. (a)............................................    200,000       11,288,000
Genentech, Inc. (a)........................................    320,000       17,360,000
MedImmune, Inc. (a)........................................    250,000       11,587,500
                                                                         --------------
                                                                             40,235,500
                                                                         --------------
BREWERS  0.8%
Anheuser-Busch Co., Inc. ..................................    387,000       17,496,270
                                                                         --------------

BROADCASTING & CABLE TV  2.0%
Comcast Corp., Class A (a).................................  1,265,000       45,540,000
                                                                         --------------
COMPUTER HARDWARE  1.6%
Compaq Computer Corp. .....................................    735,000        7,173,600
International Business Machines Corp. .....................    257,000       31,086,720
                                                                         --------------
                                                                             38,260,320
                                                                         --------------
CONSTRUCTION & FARM MACHINERY  0.4%
Deere & Co. ...............................................    214,000        9,343,240
                                                                         --------------

DATA PROCESSING SERVICES  1.8%
First Data Corp. ..........................................    545,000       42,755,250
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DIVERSIFIED COMMERCIAL SERVICES  0.2%
Cendant Corp. (a)..........................................    250,000   $    4,902,500
                                                                         --------------

DIVERSIFIED FINANCIAL SERVICES  7.6%
Citigroup, Inc. ...........................................  1,213,066       61,235,572
Fannie Mae.................................................    613,900       48,805,050
Freddie Mac................................................    363,900       23,799,060
J.P. Morgan Chase & Co. ...................................    940,450       34,185,357
Lehman Brothers Holdings, Inc. ............................    145,000        9,686,000
                                                                         --------------
                                                                            177,711,039
                                                                         --------------
ELECTRIC UTILITIES  0.5%
Entergy Corp. .............................................    307,000       12,006,770
                                                                         --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  0.7%
Sanmina Corp. (a)..........................................    805,000       16,019,500
                                                                         --------------

ENVIRONMENTAL SERVICES  2.5%
Waste Management, Inc. ....................................  1,848,000       58,969,680
                                                                         --------------

FOOD RETAIL  0.5%
Kroger Co. (a).............................................    567,000       11,833,290
                                                                         --------------

GENERAL MERCHANDISE STORES  4.1%
Target Corp. ..............................................  1,049,000       43,061,450
Wal-Mart Stores, Inc. .....................................    894,000       51,449,700
                                                                         --------------
                                                                             94,511,150
                                                                         --------------
GOLD  1.0%
Newmont Mining Corp. ......................................  1,200,000       22,932,000
                                                                         --------------

HEALTH CARE EQUIPMENT  0.7%
Baxter International, Inc. ................................    289,000       15,499,070
                                                                         --------------

HEALTH CARE FACILITIES  1.7%
HCA, Inc. .................................................    731,000       28,172,740
Laboratory Corporation of America Holdings (a).............    145,000       11,723,250
                                                                         --------------
                                                                             39,895,990
                                                                         --------------
HOME IMPROVEMENT RETAIL  1.4%
Home Depot, Inc. ..........................................    616,000       31,422,160
                                                                         --------------

HOMEBUILDING  0.4%
Lennar Corp. ..............................................    188,000        8,802,160
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
INDUSTRIAL CONGLOMERATES  5.0%
General Electric Co. ......................................  1,389,300   $   55,683,144
Tyco International Ltd. (Bermuda)..........................  1,034,000       60,902,600
                                                                         --------------
                                                                            116,585,744
                                                                         --------------
INDUSTRIAL GASES  0.8%
Air Products & Chemicals, Inc. ............................    420,000       19,702,200
                                                                         --------------

INDUSTRIAL MACHINERY  0.6%
Roper Industries, Inc. ....................................    289,800       14,345,100
                                                                         --------------

INTEGRATED OIL & GAS  3.5%
ChevronTexaco Corp. .......................................    281,700       25,243,137
Conoco, Inc. ..............................................    840,000       23,772,000
Exxon Mobil Corp. .........................................    830,362       32,633,227
                                                                         --------------
                                                                             81,648,364
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  1.3%
Verizon Communications, Inc. ..............................    628,404       29,824,054
                                                                         --------------

IT CONSULTING & SERVICES  2.5%
Electronic Data Systems Corp. .............................    527,000       36,125,850
SunGard Data Systems, Inc. (a).............................    740,000       21,408,200
                                                                         --------------
                                                                             57,534,050
                                                                         --------------
MANAGED HEALTH CARE  0.9%
Anthem, Inc. (a)...........................................    113,600        5,623,200
UnitedHealth Group, Inc. ..................................    224,400       15,880,788
                                                                         --------------
                                                                             21,503,988
                                                                         --------------
MOVIES & ENTERTAINMENT  2.9%
AOL Time Warner, Inc. (a)..................................  1,352,220       43,406,262
Viacom, Inc., Class B (a)..................................    570,000       25,165,500
                                                                         --------------
                                                                             68,571,762
                                                                         --------------
MULTI-LINE INSURANCE  2.1%
American International Group, Inc. ........................    615,435       48,865,539
                                                                         --------------

NETWORKING EQUIPMENT  1.4%
Cisco Systems, Inc. (a)....................................  1,748,800       31,670,768
                                                                         --------------

OIL & GAS DRILLING  1.7%
Noble Drilling Corp. (a)...................................  1,179,000       40,133,160
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  3.3%
Baker Hughes, Inc. ........................................  1,027,000       37,454,690
Halliburton Co. ...........................................  1,547,000       20,265,700

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
OIL & GAS EQUIPMENT & SERVICES (CONTINUED)
PanCanadian Energy Corp. (Canada)..........................    775,000   $   20,150,000
                                                                         --------------
                                                                             77,870,390
                                                                         --------------
OIL & GAS EXPLORATION & PRODUCTION  1.8%
Apache Corp. ..............................................    470,800       23,483,504
Devon Energy Corp. ........................................    448,000       17,315,200
                                                                         --------------
                                                                             40,798,704
                                                                         --------------
PAPER PRODUCTS  0.6%
Bowater, Inc. .............................................    100,000        4,770,000
International Paper Co. ...................................    210,000        8,473,500
                                                                         --------------
                                                                             13,243,500
                                                                         --------------
PHARMACEUTICALS  9.5%
American Home Products Corp. ..............................    444,000       27,243,840
Bristol-Myers Squibb Co. ..................................    591,700       30,176,700
Johnson & Johnson..........................................    637,000       37,646,700
Merck & Co., Inc. .........................................    899,700       52,902,360
Pfizer, Inc. ..............................................  1,677,725       66,857,341
Pharmacia Corp. ...........................................    168,000        7,165,200
                                                                         --------------
                                                                            221,992,141
                                                                         --------------
RESTAURANTS  0.6%
McDonald's Corp. ..........................................    565,000       14,955,550
                                                                         --------------

SEMICONDUCTORS  1.6%
Intel Corp. ...............................................  1,160,000       36,482,000
                                                                         --------------

SPECIALTY CHEMICALS  0.8%
PPG Industries, Inc. ......................................    350,000       18,102,000
                                                                         --------------

SPECIALTY STORES  0.6%
Toys 'R' Us, Inc. (a)......................................    703,000       14,580,220
                                                                         --------------

SYSTEMS SOFTWARE  4.0%
Microsoft Corp. (a)........................................  1,010,400       66,939,000
VERITAS Software Corp. (a).................................    600,000       26,898,000
                                                                         --------------
                                                                             93,837,000
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  4.4%
Avaya, Inc. (a)............................................  1,830,000       22,234,500
Comverse Technology, Inc. (a)..............................    438,000        9,798,060
Motorola, Inc. ............................................  1,600,000       24,032,000
Nokia Corp.--ADR (Finland).................................  1,600,000       39,248,000
Scientific-Atlanta, Inc. ..................................    304,000        7,277,760
                                                                         --------------
                                                                            102,590,320
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
TOBACCO  2.0%
Philip Morris Co., Inc. ...................................    992,000   $   45,483,200
                                                                         --------------

WIRELESS TELECOMMUNICATION SERVICES  1.4%
Nextel Communications, Inc. (a)............................    700,000        7,672,000
Sprint Corp.-PCS Group (a).................................  1,000,000       24,410,000
                                                                         --------------
                                                                             32,082,000
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  90.2%
  (Cost $1,890,345,331)...............................................    2,100,531,761
                                                                         --------------

SHORT-TERM INVESTMENTS  10.0%
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.4%
Federal National Mortgage Association Disc Nts ($10,000,000 par,
  yielding 1.836%, 06/20/02 maturity) (b).............................        9,914,055
                                                                         --------------

REPURCHASE AGREEMENT  9.6%
BankAmerica Securities ($223,554,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/31/01, to
  be sold on 01/02/02 at $223,575,734)................................      223,554,000
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $233,468,055).................................................      233,468,055
                                                                         --------------

TOTAL INVESTMENTS  100.2%
  (Cost $2,123,813,386)...............................................    2,333,999,816

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%).........................       (3,975,060)
                                                                         --------------

NET ASSETS  100.0%....................................................   $2,330,024,756
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Asset segregated as collateral for open futures transactions.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $2,123,813,386).....................    $2,333,999,816
Receivables:
  Investments Sold..........................................        16,361,213
  Dividends.................................................         1,783,146
  Fund Shares Sold..........................................           559,395
  Interest..................................................            10,867
Other.......................................................           393,088
                                                                --------------
    Total Assets............................................     2,353,107,525
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        12,905,731
  Fund Shares Repurchased...................................         6,059,168
  Distributor and Affiliates................................         1,469,693
  Investment Advisory Fee...................................           920,301
  Variation Margin on Futures...............................           669,125
  Custodian Bank............................................           108,355
Accrued Expenses............................................           513,219
Trustees' Deferred Compensation and Retirement Plans........           437,177
                                                                --------------
    Total Liabilities.......................................        23,082,769
                                                                --------------
NET ASSETS..................................................    $2,330,024,756
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $2,354,244,209
Net Unrealized Appreciation.................................       211,571,016
Accumulated Distributions in Excess of Net Investment
  Income....................................................          (520,186)
Accumulated Net Realized Loss...............................      (235,270,283)
                                                                --------------
NET ASSETS..................................................    $2,330,024,756
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,244,281,225 and 236,449,479 shares of
    beneficial interest issued and outstanding).............    $         9.49
    Maximum sales charge (5.75%* of offering price).........               .58
                                                                --------------
    Maximum offering price to public........................    $        10.07
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $75,855,123 and 8,131,912 shares of
    beneficial interest issued and outstanding).............    $         9.33
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $9,888,408 and 1,056,499 shares of
    beneficial interest issued and outstanding).............    $         9.36
                                                                ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $3,734)......  $  12,739,316
Interest....................................................      3,491,878
                                                              -------------
    Total Income............................................     16,231,194
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      5,521,621
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,232,500, $399,678 and $52,138,
  respectively).............................................      3,684,316
Shareholder Services........................................      1,889,576
Custody.....................................................        102,146
Legal.......................................................         46,141
Trustees' Fees and Related Expenses.........................         23,905
Other.......................................................        500,296
                                                              -------------
    Total Expenses..........................................     11,768,001
    Less Credits Earned on Cash Balances....................         17,079
                                                              -------------
    Net Expenses............................................     11,750,922
                                                              -------------
NET INVESTMENT INCOME.......................................  $   4,480,272
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(135,003,035)
  Futures...................................................        764,849
                                                              -------------
Net Realized Loss...........................................   (134,238,186)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    228,917,363
  End of the Period:
    Investments.............................................    210,186,430
    Futures.................................................      1,384,586
                                                              -------------
                                                                211,571,016
                                                              -------------
Net Unrealized Depreciation During the Period...............    (17,346,347)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(151,584,533)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(147,104,261)
                                                              =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended December 31, 2001 and the Year Ended June 30, 2001 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                   DECEMBER 31, 2001     JUNE 30, 2001
                                                   ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................  $    4,480,272      $     8,398,644
Net Realized Loss.................................    (134,238,186)         (52,723,328)
Net Unrealized Depreciation During the Period.....     (17,346,347)        (703,201,009)
                                                    --------------      ---------------
Change in Net Assets from Operations..............    (147,104,261)        (747,525,693)
                                                    --------------      ---------------

Distributions from and in Excess of Net Investment
  Income:
  Class A Shares..................................      (9,647,239)         (20,509,406)
  Class B Shares..................................             -0-                  -0-
  Class C Shares..................................             -0-                  -0-
                                                    --------------      ---------------
                                                        (9,647,239)         (20,509,406)
                                                    --------------      ---------------

Distributions from Net Realized Gain:
  Class A Shares..................................             -0-         (157,957,819)
  Class B Shares..................................             -0-           (6,051,096)
  Class C Shares..................................             -0-             (733,303)
                                                    --------------      ---------------
                                                               -0-         (164,742,218)
                                                    --------------      ---------------
Total Distributions...............................      (9,647,239)        (185,251,624)
                                                    --------------      ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (156,751,500)        (932,777,317)
                                                    --------------      ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................      38,420,889          141,699,396
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................       9,005,589          172,576,941
Cost of Shares Repurchased........................    (167,710,338)        (472,255,453)
                                                    --------------      ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................    (120,283,860)        (157,979,116)
                                                    --------------      ---------------
TOTAL DECREASE IN NET ASSETS......................    (277,035,360)      (1,090,756,433)
NET ASSETS:
Beginning of the Period...........................   2,607,060,116        3,697,816,549
                                                    --------------      ---------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($520,186) and $4,646,781, respectively)........  $2,330,024,756      $ 2,607,060,116
                                                    ==============      ===============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                               ENDED                      YEAR ENDED JUNE 30,
CLASS A SHARES                DEC. 31,    ----------------------------------------------------
                                2001        2001       2000       1999       1998       1997
                             -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............   $  10.09    $  13.63   $  15.47   $  14.97   $  13.87   $  11.92
                              --------    --------   --------   --------   --------   --------
  Net Investment Income....        .02         .04        .11        .12        .12        .13
  Net Realized and
    Unrealized Gain/Loss...       (.58)      (2.86)       .46       1.74       3.54       3.19
                              --------    --------   --------   --------   --------   --------
Total from Investment
  Operations...............       (.56)      (2.82)       .57       1.86       3.66       3.32
                              --------    --------   --------   --------   --------   --------
Less:
  Distributions from and in
    Excess of Net
    Investment Income......        .04         .08        .12        .11        .14        .12
  Distributions from Net
    Realized Gain..........        -0-         .64       2.29       1.25       2.42       1.25
                              --------    --------   --------   --------   --------   --------
Total Distributions........        .04         .72       2.41       1.36       2.56       1.37
                              --------    --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD...................   $   9.49    $  10.09   $  13.63   $  15.47   $  14.97   $  13.87
                              ========    ========   ========   ========   ========   ========

Total Return (a)...........     -5.53%*    -21.23%      4.01%     13.65%     29.89%     30.06%
Net Assets at End of the
  Period (In millions).....   $2,244.3    $2,505.0   $3,542.4   $3,905.1   $3,661.4   $2,992.2
Ratio of Expenses to
  Average Net Assets (b)...       .96%        .87%       .82%       .83%       .88%       .97%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...............       .40%        .30%       .72%       .78%       .80%      1.01%
Portfolio Turnover.........        56%*       117%        71%        94%        67%       144%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED                  YEAR ENDED JUNE 30,
CLASS B SHARES                   DEC. 31,    -------------------------------------------
                                   2001       2001      2000     1999     1998     1997
                                --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................    $ 9.91     $ 13.40   $15.24   $14.77   $13.73   $11.81
                                  ------     -------   ------   ------   ------   ------
  Net Investment Income/Loss..      (.01)       (.05)    (.01)     .01      .05      .05
  Net Realized and Unrealized
    Gain/Loss.................      (.57)      (2.80)     .47     1.72     3.47     3.15
                                  ------     -------   ------   ------   ------   ------
Total from Investment
  Operations..................      (.58)      (2.85)     .46     1.73     3.51     3.20
                                  ------     -------   ------   ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................       -0-         -0-      -0-      -0-      .06      .03
  Distributions from Net
    Realized Gain.............       -0-         .64     2.29     1.25     2.42     1.25
                                  ------     -------   ------   ------   ------   ------
Total Distributions...........       -0-         .64     2.29     1.25     2.48     1.28
                                  ------     -------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................    $ 9.33     $  9.91   $13.40   $15.24   $14.77   $13.73
                                  ======     =======   ======   ======   ======   ======

Total Return (a)..............    -5.85%*    -21.79%    3.20%   12.79%   28.92%   29.08%
Net Assets at End of the
  Period (In millions)........    $ 75.9     $  89.8   $137.7   $151.8   $140.3   $ 95.5
Ratio of Expenses to Average
  Net Assets (b)..............     1.69%       1.56%    1.62%    1.61%    1.66%    1.74%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets (b)..................     (.33%)      (.40%)   (.06%)      0%     .03%     .23%
Portfolio Turnover............       56%*       117%      71%      94%      67%     144%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED                  YEAR ENDED JUNE 30,
CLASS C SHARES                   DEC. 31,    -------------------------------------------
                                   2001       2001      2000     1999     1998     1997
                                --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................    $ 9.94     $ 13.43   $15.28   $14.79   $13.75   $11.83
                                  ------     -------   ------   ------   ------   ------
  Net Investment Income/Loss..      (.01)       (.03)    (.03)     -0-      .03      .04
  Net Realized and Unrealized
    Gain/Loss.................      (.57)      (2.82)     .47     1.75     3.48     3.16
                                  ------     -------   ------   ------   ------   ------
Total from Investment
  Operations..................      (.58)      (2.85)     .44     1.75     3.51     3.20
                                  ------     -------   ------   ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................       -0-         -0-      -0-      -0-      .06      .03
  Distributions from Net
    Realized Gain.............       -0-         .64     2.29     1.25     2.42     1.25
                                  ------     -------   ------   ------   ------   ------
Total Distributions...........       -0-         .64     2.29     1.25     2.48     1.28
                                  ------     -------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................    $ 9.36     $  9.94   $13.43   $15.28   $14.79   $13.75
                                  ======     =======   ======   ======   ======   ======

Total Return (a)..............    -5.84%*    -21.75%    3.13%   12.91%   28.87%   29.04%
Net Assets at End of the
  Period (In millions)........    $  9.9     $  12.2   $ 17.7   $ 13.0   $ 11.7   $  7.0
Ratio of Expenses to Average
  Net Assets (b)..............     1.68%       1.45%    1.62%    1.61%    1.66%    1.74%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets (b)..................     (.32%)      (.29%)   (.10%)    .01%     .04%     .23%
Portfolio Turnover............       56%*       117%      71%      94%      67%     144%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pace Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The distribution of the Fund's Class B and Class C shares commenced on January 10, 1992 and August 27, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and open futures contracts at December 31, 2001.

    At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $2,128,488,988, the aggregate gross unrealized appreciation is $279,081,037 and the aggregate gross unrealized depreciation is $73,570,209, resulting in net unrealized appreciation on long- and short-term investments of $205,510,828.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains on securities. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2001, the Fund's custody fee was reduced by $17,079 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................       .50%
Next $1 billion.............................................       .45%
Next $1 billion.............................................       .40%
Over $3 billion.............................................       .35%

    For the six months ended December 31, 2001, the Fund recognized expenses of approximately $46,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2001, the Fund recognized expenses of approximately $73,200, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2001, the Fund recognized expenses of approximately $1,569,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $305,738 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended December 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW Inc. ("Morgan Stanley"), an affiliate of Van Kampen, totaling $171,990.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $2,240,065,448, $100,434,100 and
$13,744,661 for Classes A, B, and C, respectively. For the six months ended December 31, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    3,056,614    $  28,739,820
  Class B...............................................      915,465        8,431,898
  Class C...............................................      134,427        1,249,171
                                                          -----------    -------------
Total Sales.............................................    4,106,506    $  38,420,889
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      970,430    $   9,005,589
  Class B...............................................          -0-              -0-
  Class C...............................................          -0-              -0-
                                                          -----------    -------------
Total Dividend Reinvestment.............................      970,430    $   9,005,589
                                                          ===========    =============
Repurchases:
  Class A...............................................  (15,851,426)   $(148,430,963)
  Class B...............................................   (1,843,100)     (16,541,471)
  Class C...............................................     (309,006)      (2,737,904)
                                                          -----------    -------------
Total Repurchases.......................................  (18,003,532)   $(167,710,338)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

    At June 30, 2001, capital aggregated $2,350,751,002, $108,543,673 and
$15,233,394 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    8,900,012    $ 103,551,340
  Class B...............................................    2,935,799       32,745,692
  Class C...............................................      492,716        5,402,364
                                                          -----------    -------------
Total Sales.............................................   12,328,527    $ 141,699,396
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................   14,793,749    $ 166,133,805
  Class B...............................................      521,586        5,773,964
  Class C...............................................       60,178          669,172
                                                          -----------    -------------
Total Dividend Reinvestment.............................   15,375,513    $ 172,576,941
                                                          ===========    =============
Repurchases:
  Class A...............................................  (35,234,549)   $(411,039,077)
  Class B...............................................   (4,667,597)     (53,650,814)
  Class C...............................................     (643,273)      (7,565,562)
                                                          -----------    -------------
Total Repurchases.......................................  (40,545,419)   $(472,255,453)
                                                          ===========    =============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon will automatically convert to Class A Shares after the eighth year following purchase. Class B Shares purchased before June 1, 1996, and any dividend reinvestment Class B Shares received thereon automatically convert to Class A Shares after the sixth year following purchase. For the six months ended December 31, 2001 and the year ended June 30, 2001, 389,988 and 915,717, respectively, Class B Shares automatically converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended December 31, 2001 and the year ended June 30, 2001, no Class C Shares converted to Class A Shares. The CDSC for Class B and C Shares will be imposed on most redemptions made within five

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                 SALES CHARGE AS A
                                                               PERCENTAGE OF DOLLAR
                                                             AMOUNT SUBJECT TO CHARGE
                                                             -------------------------
YEAR OF REDEMPTION                                           CLASS B           CLASS C
First......................................................   5.00%             1.00%
Second.....................................................   4.00%              None
Third......................................................   3.00%              None
Fourth.....................................................   2.50%              None
Fifth......................................................   1.50%              None
Sixth and Thereafter.......................................    None              None

    For the six months ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $67,300 and CDSC on redeemed shares of approximately $60,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,187,625,912 and $1,355,680,753, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended December 31, 2001, were as follows:

                                                              CONTRACTS
Outstanding at June 30, 2001................................     170
Futures Opened..............................................     690
Futures Closed..............................................    (595)
                                                                ----
Outstanding at December 31, 2001............................     265
                                                                ====

    The futures contracts outstanding as of December 31, 2001, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              CONTRACTS    APPRECIATION
Long Contracts:
  S&P 500 Index Futures March 2002 (Current Notional Value
    of $287,300 per contract)...............................     265        1,384,586
                                                                 ===        =========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2001, are payments retained by Van Kampen of approximately $445,700 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $105,700.

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN PACE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN * - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
14, 114, 214                                                   Member NASD/SIPC.
PACE SAR 2/02                                                    5190B02-AP-2/02